Exhibit 10.7

CANCELLATION AND EXCHANGE AGREEMENT

THIS CANCELLATION AND EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of February 2_2_, 2024 (the “Effective Date”), by and among Asset Entities Inc., a Nevada corporation (“AEI”), Asset Entities Holdings, LLC, a Texas limited liability company (“AEH”), and the undersigned holder of units of membership interests in AEH set forth on the signature page (the “Holder” and together with AEI and AEH, the “Parties”).

RECITALS

A. The Holder is the record and beneficial owner of 160,000 units of membership interests in AEH (the “AEH Units”). AEH is the record and beneficial owner of 8,385,276 shares of Class A Common Stock, $0.0001 par value per share, of AEI (the “Class A Shares”). The Class A Shares provide the holder with the right to ten (10) votes per share on all matters coming before the AEI stockholders for a vote. The Class A Shares are automatically convertible into shares of Class B Common Stock, $0.0001 par value per share, of AEI (the “Class B Shares”) on a one-to-one basis upon the transfer of the Class A Shares to a person who is not already a holder of Class A Shares. The Class B Shares provide the holder with the right to one (1) vote per share on all matters coming before the AEI stockholders for a vote.

B. The Holder desires to cancel 160,000 AEH Units (the “Cancelled AEH Units”) in exchange for 291,662 Class B Shares (the “Consideration Shares”), which Consideration Shares will be derived from the Class A Shares held by AEH and automatically converted to Class B Shares upon the transfer to the Holder.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree as follows:

1. The Holder hereby agrees to surrender the Cancelled AEH Units to AEH free and clear of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances and restrictions of every kind and nature (collectively, “Claims”) in exchange for the Consideration Shares. After such cancellation, the Holder acknowledges and agrees that all such Cancelled AEH Units shall no longer be outstanding, and the Holder shall have no further rights with respect to (a) any of the Cancelled AEH Units, or (b) the equity ownership in AEH represented by the Cancelled AEH Units.

2. The Holder hereby represents and warrants that immediately prior to giving effect to this Agreement that the Holder owns the Cancelled AEH Units beneficially and of record, free and clear of all Claims. The Holder has never transferred or agreed to transfer the Cancelled AEH Units, other than pursuant to this Agreement. There is no restriction affecting the ability of the Holder to transfer the legal and beneficial title and ownership of the Cancelled AEH Units to AEH for cancellation. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the performance of this Agreement in compliance with its terms and conditions by the Holder will conflict with or result in any violation of any agreement, judgment, decree, order, statute or regulation applicable to the Holder, or any breach of any agreement to which the Holder is a party, or constitute a default thereunder, or result in the creation of any Claims of any kind or nature on, or with respect to the Holder or the Holder’s assets, including, without limitation, the Holder’s equity interests in AEH.

3. The Holder represents and warrants to AEH and AEI as follows: The Consideration Shares are being acquired by the Holder for its account, for investment purposes and not with a view to the sale or distribution of all or any part of the Consideration Shares, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Securities Act of 1933, as amended (the “Act”), and the rules and regulations promulgated thereunder. Except as provided under this Agreement, the Holder will not sell or distribute any part of the Consideration Shares, as those terms are used in the Act, and the rules and regulations promulgated thereunder except in compliance with the Act. The Holder has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of acquiring the Consideration Shares. The Holder has reviewed copies of such documents and other information as such Party has deemed necessary in order to make an informed investment decision with respect to its acquisition of the Consideration Shares. The Holder understands that the Consideration Shares may not be sold, transferred or otherwise disposed of without registration under the Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering the Consideration Shares or an available exemption from registration under the Act, the Consideration Shares must be held indefinitely. The Holder understands and has the financial capability of assuming the economic risk of an investment in the Consideration Shares for an indefinite period of time. The Holder has been advised by AEI that such Party will not be able to dispose of the Consideration Shares, or any interest therein, without first complying with the relevant provisions of the Act and any applicable state securities laws. The Holder understands that the provisions of Rule 144 promulgated under the Act, permitting the routine sales of the securities of certain issuers subject to the terms and conditions thereof, are not currently, and may not hereafter be, available with respect to the Consideration Shares. The Holder acknowledges that AEI is under no obligation to register the Consideration Shares or to furnish any information or take any other action to assist the undersigned in complying with the terms and conditions of any exemption which might be available under the Act or any state securities laws with respect to sales of the Consideration Shares in the future. The Holder is an “Accredited Investor” as defined in rule 501(a) of Regulation D of the Act.

4. At the request of AEH and without further consideration, the Holder will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to effectively transfer, convey and assign to AEH for cancellation of the Cancelled AEH Units.

5. In connection with any public offering by AEI of its equity securities pursuant to an effective registration statement filed under the Act, the Holder shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of AEI or any managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by AEI or any such underwriter. In no event, however, shall such period exceed two hundred seventy (270) days plus such additional period as may reasonably be requested by AEI or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions. For consideration received and acknowledged, the Holder, in its capacity as a securityholder of AEI, hereby appoints the Chief Executive Officer and/or Chief Financial Officer of AEI to act as its true and lawful attorney with full power and authority on its behalf to execute and deliver all documents and instruments and take all other actions necessary in connection with the matters covered by this Section 5 and any lock-up agreement required to be executed pursuant to any underwriting agreement in connection with any public offering of AEI. Such appointment shall be for the limited purposes set forth above.

6. This Agreement is a binding agreement and constitutes the entire agreement between the Parties with respect to the subject matter hereof.

7. This Agreement is binding upon and inures to the benefit of the successors and assigns of the Parties hereto.

8. This Agreement shall be governed by and construed under the laws of the State of Nevada without regard to principles of conflicts of law.

9. This Agreement may be executed in identical counterparts. Each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute a single document. Facsimile, emailed PDFs and electronic signatures shall be deemed originals.

10. The Parties hereto agree to use their reasonable best efforts to cooperate with one another to discharge their respective obligations under this Agreement and to satisfy the intents and purposes of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Cancellation and Exchange Agreement as of the date first above written.

Asset Entities Inc.

By:	/s/ Arshia Sarkhani
Name:	Arshia Sarkhani
Title: Chief Executive Officer

Asset Entities Holdings, LLC

By:	/s/ Kyle Fairbanks
Name:	Kyle Fairbanks
Title:	Manager

HOLDER:

/s/ Atticus Peppas
Name:	Atticus Peppas

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